SCHEDULE 14A
                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. __)


Filed by the Registrant [ ]

Filed by a Party other than the Registrant [x]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 240.14a-12

                              Oshkosh Corporation

                (Name of Registrant as Specified In Its Charter)

                               Icahn Partners LP
                         Icahn Partners Master Fund LP
                       Icahn Partners Master Fund II L.P.
                      Icahn Partners Master Fund III L.P.
                         High River Limited Partnership
                             Hopper Investments LLC
                                 Barberry Corp.
                                Icahn Onshore LP
                               Icahn Offshore LP
                               Icahn Capital L.P.
                                   IPH GP LLC
                        Icahn Enterprises Holdings L.P.
                          Icahn Enterprises G.P. Inc.
                                 Beckton Corp.
                                 Carl C. Icahn
                                 A.B. Krongard
                              Vincent J. Intrieri
                                Samuel Merksamer
                               Jos  Maria Alapont
                              Daniel A. Ninivaggi
                               Marc F. Gustafson
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

     1)     Title  of  each  class  of  securities to which transaction applies:

     2)     Aggregate  number  of  securities  to  which  transaction  applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)     Proposed  maximum  aggregate  value  of  transaction:

     5)     Total  fee  paid:


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)     Amount  Previously  Paid:

     2)     Form,  Schedule  or  Registration  Statement  No.:

     3)     Filing  Party:

     4)     Date  Filed:

On January 11, 2012, Carl C. Icahn and affiliated entities filed amendment No. 7 to Schedule 13D relating to Oshkosh Corporation, a copy of which is filed herewith as Exhibit 1.

ON DECEMBER 15, 2011, THE PARTICIPANTS (AS DEFINED BELOW) FILED A DEFINITIVE PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION. SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN, A.B. KRONGARD, VINCENT J. INTRIERI, SAMUEL MERKSAMER, JOSE MARIA ALAPONT, DANIEL A. NINIVAGGI AND MARC F. GUSTAFSON, ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND II L.P., ICAHN PARTNERS MASTER FUND III L.P., HIGH RIVER LIMITED PARTNERSHIP, HOPPER INVESTMENTS LLC, BARBERRY CORP., ICAHN ENTERPRISES G.P. INC., ICAHN ENTERPRISES HOLDINGS L.P., IPH GP LLC, ICAHN CAPITAL L.P., ICAHN ONSHORE LP, ICAHN OFFSHORE LP, AND BECKTON CORP. (COLLECTIVELY, THE "PARTICIPANTS") FROM THE SHAREHOLDERS OF OSHKOSH CORPORATION FOR USE AT ITS 2012 ANNUAL MEETING OF SHAREHOLDERS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS. THE DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY IS AVAILABLE TO SHAREHOLDERS OF OSHKOSH CORPORATION FROM THE PARTICIPANTS AT NO CHARGE AND IS ALSO AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV OR BY CONTACTING D.F. KING & CO., INC. BY TELEPHONE AT THE FOLLOWING NUMBERS:
SHAREHOLDERS  CALL  TOLLFREE:  (800) 6595550 AND BANKS AND BROKERAGE FIRMS CALL:
(212)  2695550.

                                                                      EXHIBIT 1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 13D

                   Under the Securities Exchange Act of 1934
                               (Amendment No. 7)*

                              Oshkosh Corporation
                                (Name of Issuer)

                         Common Stock, Par Value $0.01
                         (Title of Class of Securities)

                                   688239201
                                 (CUSIP Number)

                             Keith Schaitkin, Esq.
                                Icahn Capital LP
                          767 Fifth Avenue, 47th Floor
                            New York, New York 10153
                                 (212) 702-4300

          (Name, Address and Telephone Number of Person Authorized to
                      Receive Notices and Communications)

                                January 11, 2012
            (Date of Event which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of Section 240.13d-1(e), 240.13d-1(f) or 240.13d-1(g), check the following box / /.

NOTE: Schedules filed in paper format shall include a signed original and five copies of the schedule, including all exhibits. See Rule 13d-7 for other parties to whom copies are to be sent.

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

SCHEDULE 13D

Item  1.  Security  and  Issuer

     This statement constitutes Amendment No. 7 to the Schedule 13D relating to the Common Stock, par value $0.01 (the "Shares"), issued by Oshkosh Corporation (the "Issuer"), and hereby amends the Schedule 13D filed with the Securities and Exchange Commission on June 30, 2011 and amended by Amendment Nos. 1 through 6 thereto (as amended, the "Initial Schedule 13D"), on behalf of the Reporting
Persons (as defined in the Initial Schedule 13D), to furnish the additional information set forth herein. All capitalized terms contained herein but not otherwise defined shall have the meanings ascribed to such terms in the Initial
Schedule  13D.

Item 4. Purpose of Transaction

     Item 4 of the Initial Schedule 13D is hereby amended by adding the following:

     On January 11, 2012, Carl Icahn issued an open letter to the shareholders of the Issuer. A copy of the letter is filed herewith as an exhibit and incorporated herein by reference, and any descriptions herein of the letter are qualified in their entirety by reference to the letter filed herewith.

     ON DECEMBER 15, 2011, THE PARTICIPANTS (AS DEFINED BELOW) FILED A DEFINITIVE PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION. SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN, A.B. KRONGARD, VINCENT
J. INTRIERI, SAMUEL MERKSAMER, JOSE MARIA ALAPONT, DANIEL A. NINIVAGGI, MARC F. GUSTAFSON, ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND II L.P., ICAHN PARTNERS MASTER FUND III L.P., HIGH RIVER LIMITED PARTNERSHIP, HOPPER INVESTMENTS LLC, BARBERRY CORP., ICAHN ENTERPRISES G.P. INC., ICAHN ENTERPRISES HOLDINGS L.P., IPH GP LLC, ICAHN CAPITAL L.P., ICAHN ONSHORE LP, ICAHN OFFSHORE LP, AND BECKTON CORP. (COLLECTIVELY, THE "PARTICIPANTS") FROM THE SHAREHOLDERS OF OSHKOSH CORPORATION FOR USE AT ITS 2012 ANNUAL MEETING OF SHAREHOLDERS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS. THE DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY IS AVAILABLE TO SHAREHOLDERS OF OSHKOSH CORPORATION FROM THE PARTICIPANTS AT NO CHARGE AND IS ALSO AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV OR BY CONTACTING D.F. KING & CO., INC. BY TELEPHONE AT THE FOLLOWING NUMBERS:
SHAREHOLDERS  CALL  TOLLFREE:  (800) 6595550 AND BANKS AND BROKERAGE FIRMS CALL:
(212)  2695550.

Item 7. Material to be Filed as Exhibits

1. Letter to Shareholders of the Issuer from Carl Icahn, dated January 11, 2012

                                   SIGNATURE

     After reasonable inquiry and to the best of each of the undersigned knowledge and belief, each of the undersigned certifies that the information set forth in this statement is true, complete and correct.

Dated:  January  11,  2012


ICAHN  PARTNERS  MASTER  FUND  LP
ICAHN  PARTNERS  MASTER  FUND  II  LP
ICAHN  PARTNERS  MASTER  FUND  III  LP
ICAHN  OFFSHORE  LP
ICAHN  PARTNERS  LP
ICAHN  ONSHORE  LP
BECKTON  CORP.
HOPPER  INVESTMENTS  LLC
BARBERRY  CORP.
HIGH  RIVER  LIMITED  PARTNERSHIP
     By: Hopper Investments LLC, general partner


     By:  /s/  Edward  E.  Mattner
          ------------------------
          Name:  Edward  E.  Mattner
          Title:  Authorized  Signatory


ICAHN  CAPITAL  LP
     By:  IPH  GP  LLC,  its  general  partner
     By:  Icahn  Enterprises  Holdings  L.P.,  its  sole  member
     By:  Icahn  Enterprises  G.P.  Inc.,  its  general  partner
IPH  GP  LLC
     By:  Icahn  Enterprises  Holdings  L.P.,  its  sole  member
     By: Icahn Enterprises G.P. Inc., its general partner ICAHN ENTERPRISES HOLDINGS L.P.
     By: Icahn Enterprises G.P. Inc., its general partner ICAHN ENTERPRISES G.P. INC.


By:  /s/Dominick  Ragone
     -------------------
     Name:  Dominick  Ragone
     Title:  Chief  Financial  Officer


/s/ Carl C. Icahn
---------------------
CARL C. ICAHN

                                                                       EXHIBIT 1

                                                          FOR IMMEDIATE RELEASE

                CARL ICAHN ISSUES OPEN LETTER TO SHAREHOLDERS OF
                              OSHKOSH CORPORATION

New York, New York, January 11, 2012
Contact: Susan Gordon (212) 702-4309

Carl Icahn today issued the following open letter to shareholders of Oshkosh
Corporation:

                                 Carl C. Icahn

                                                         January 11, 2012
Dear Fellow Oshkosh Shareholders:

     On January 9, 2012 Oshkosh put out an investor presentation indicating that I have a "mixed" track record of delivering value to shareholders. In my opinion, this presentation is a complete misstatement of the facts and a transparent attempt to divert attention away from the real issues in this proxy contest.

     I believe my investment track record speaks for itself and have never thought it needed to be defended in a public proxy contest. However, since Oshkosh chose to bring up my record, I will make the following brief comments.

     Oshkosh conjured up a list of subject companies that they purported measured my track record. Much of the information they present is not only inaccurate but they fail to include on their list many of my most successful investments, such as ImClone, Biogen, Genzyme, Motorola Mobility, Kerr-McGee, BEA Systems, Medimmune, Fairmont Hotels and Chesapeake Energy, to name only a few.

     Over the last five years, my investment funds have achieved a gross return of nearly 50%, compared to a negative 1.2% return in that period for the S&P
500. Meanwhile, over the last five years, the Oshkosh board has overseen a decline in the Oshkosh share price of more than 55% and a loss of over $4.3 billion of total enterprise value, despite landing a lucrative M-ATV contract, which is now at the end of its production cycle. In addition, in 2011, my investment funds were up 35%, or approximately $1.9 billion, which is nearly the entire market capitalization of Oshkosh, while the Oshkosh share price declined nearly 40% and performed worse than all 16 companies they mention in their presentation as their peers. But perhaps more importantly, much of our investment record is due to the fact that we had a minority position on many of the boards of the companies in which we were invested. Examples of these, among others, are Biogen, Genzyme, Motorola, Yahoo, Mentor Graphics, Hain Celestial, and Take-Two. As minority representatives on these boards, we fought for and helped to expedite positive changes which enhanced value for all shareholders.

     I hope you, the Oshkosh shareholders, will give my nominees the opportunity to achieve the same results for Oshkosh that my various nominees and I have produced at the companies mentioned above.

Sincerely,

/s/ Carl Icahn

     IF YOU HAVE ANY QUESTIONS ABOUT HOW TO VOTE YOUR SHARES OR REQUIRE ANY ASSISTANCE IN EXECUTING YOUR PROXY, PLEASE CALL THE FIRM ASSISTING US IN THE
                            SOLICITATION OF PROXIES:

                             D.F. KING & CO., INC.
                  SHAREHOLDERS CALL TOLL-FREE:  (800) 659-5550
                BANKS AND BROKERS CALL COLLECT:  (212) 269-5550


ON DECEMBER 15, 2011, THE PARTICIPANTS (AS DEFINED BELOW) FILED A DEFINITIVE PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION. SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN, A.B. KRONGARD, VINCENT J. INTRIERI, SAMUEL MERKSAMER, JOSE MARIA ALAPONT, DANIEL A. NINIVAGGI AND MARC F. GUSTAFSON, ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND II L.P., ICAHN PARTNERS MASTER FUND III L.P., HIGH RIVER LIMITED PARTNERSHIP, HOPPER INVESTMENTS LLC, BARBERRY CORP., ICAHN ENTERPRISES G.P. INC., ICAHN ENTERPRISES HOLDINGS L.P., IPH GP LLC, ICAHN CAPITAL L.P., ICAHN ONSHORE LP, ICAHN OFFSHORE LP, AND BECKTON CORP. (COLLECTIVELY, THE "PARTICIPANTS") FROM THE SHAREHOLDERS OF OSHKOSH CORPORATION FOR USE AT ITS 2012 ANNUAL MEETING OF SHAREHOLDERS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS. THE DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY IS AVAILABLE TO SHAREHOLDERS OF OSHKOSH CORPORATION FROM THE PARTICIPANTS AT NO CHARGE AND IS ALSO AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV OR BY CONTACTING D.F. KING & CO., INC. BY TELEPHONE AT THE FOLLOWING NUMBERS:
SHAREHOLDERS  CALL  TOLLFREE:  (800) 6595550 AND BANKS AND BROKERAGE FIRMS CALL:
(212)  2695550.